                         ANNUAL REPORT / OCTOBER 31 2000

                              AIM SUMMIT FUND, INC.

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                  [COVER IMAGE]

                      -------------------------------------

                    THE PIONEER CABIN OF THE YOSEMITE VALLEY

                               BY CURRIER AND IVES

          THE LITHOGRAPHY FIRM OF CURRIER AND IVES IMMORTALIZED LIFE IN

           19TH-CENTURY AMERICA THROUGH ITS SERIES OF POPULAR PRINTS.

         THESE NATIONAL TREASURES SHAPED A WHOLE ERA'S UNDERSTANDING OF

         WHAT IT MEANS TO BE "AMERICAN." THIS CLASSIC PIECE PAYS TRIBUTE

         TO THE PERSEVERANCE AND DEDICATION OF PIONEERS IN THE AMERICAN

         WEST--QUALITIES THAT CHARACTERIZE TODAY'S DISCIPLINED INVESTOR.

                      -------------------------------------

AIM Summit Fund is for shareholders who seek capital growth through systematic investments.

AIM Summit Fund is available through AIM Summit Investors Plans I and II, unit investment trusts that call for fixed monthly investments for 15 years. Shareholders have the option to make additional monthly payments for up to 25 years. Sales charges vary based on monthly investment amounts. Dollar-cost averaging does not ensure a profit and does not protect against loss in declining markets. Since dollar-cost averaging involves continued investing regardless of fluctuating securities prices, you should consider your ability to continue purchasing through periods of low price levels.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o All performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o Investing in small and mid-sized companies may involve greater risks not associated with investing in more established companies. Additionally, small companies may have business risk, significant stock-price fluctuations and illiquidity.
o Shares of AIM Summit Fund are sold to AIM Summit Investors Plans ("Plans I" and "Plans II") without the imposition of any sales charges. When sales charges are figured into the performance figures of a Plans I investment, the maximum 8.50% sales charge is deducted. The 8.50% sales charge is what a Plans I investor would pay over the life of a 15-year investment plan for the smallest plan size, $50 per month. Larger plans carry lower sales charges as outlined in the prospectus. (Plans I was closed to new investors on August 16, 1999.) When sales charges are figured into the performance figures of a Plans II investment, the maximum 3.33% sales charge is deducted. The 3.33% sales charge is what a Plans II investor would pay over the life of a 15-year investment plan for the smallest plan size, $50 per month. Larger plans carry lower sales charges as outlined in the prospectus.
o The fund's investment return and principal value will fluctuate, so an investor's beneficial shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

--------------------------------------------------------------------------------

In addition to the returns as of the close of the fiscal year found on page 4, industry regulations require us to provide average annual total returns as of 9/30/00, the most recent calendar quarter-end, which were:

=========================================================================================================
                        AIM Summit Investors Plans I    AIM Summit Investors Plans II
                             Inception: 11/1/82              Inception: 7/19/99
                              Including Maximum               Including Maximum          AIM Summit Fund
                             8.50% Sales Charge              3.33% Sales Charge        Inception: 11/1/82
---------------------------------------------------------------------------------------------------------
  Inception                         16.19%                          28.13%                    16.78%
  10 Years                          21.71                            N/A                      22.79
   5 Years                          24.33                            N/A                      26.56
   1 Year                           38.80                           46.64                     51.69
=========================================================================================================

                              AIM SUMMIT FUND, INC.

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
 [PHOTO OF          I feel privileged to succeed Ted Bauer, who recently retired
  Robert H.         from the funds' board and will soon retire as A I M
   Graham,          Management Group's chairman after a long, successful career
 Chairman of        in the investment industry. Ted has always shown the highest
the Board of        degree of integrity and commitment to excellence, and I have
  THE FUND          always admired him. I'm also proud to be part of the team
APPEARS HERE]       that launched AIM almost 25 years ago. From the beginning,
                    AIM has been a very people-oriented, service-minded company, and I plan to carry on the tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets this year have been particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 was down 1.81% year-to-date as of October 31, 2000. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we're seeing now is a normal downturn.
    This appears to be a worldwide trend. Throughout 2000, overseas markets generally have been more turbulent than their U.S. counterpart.

REASONS FOR OPTIMISM
While investors may need to temper their expectations, there are plenty of reasons to be optimistic. Economic fundamentals remain strong, and many believe that the Federal Reserve Board may have succeeded in bringing the economy to a "soft landing." Gross domestic product growth slowed to 2.4% in the third quarter from the rapid pace of about 7% a year ago. With this slowdown, it seems unlikely that the Fed will raise interest rates in the near future, and stable interest rates provide a solid environment for both stocks and bonds.
    In Europe, the region's economic and investment future continues to look bright despite the weak euro. Restructuring, merger activity and tax reform bode well for European economies. In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. Knowing when to buy and sell takes expertise and discipline even in the best of markets. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager to make these decisions for you.
    In these uncertain times, it's important to keep market volatility in perspective. Mutual fund investing should be a long-term endeavor. Remember why you're investing, whether it's for your retirement or your child's education, and think about your time frame. If you're unsure about whether your investments can meet your goals, visit your financial advisor for help.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please call our Client Services Department at 800-995-4246 during normal business hours.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman

                      -------------------------------------

                                   THE CURRENT

                                   ENVIRONMENT

                              ILLUSTRATES THE VALUE

                                 OF PROFESSIONAL

                                MONEY MANAGEMENT.

                               KNOWING WHEN TO BUY

                                 AND SELL TAKES

                                  EXPERTISE AND

                             DISCIPLINE EVEN IN THE

                                BEST OF MARKETS.

                      -------------------------------------


                              AIM SUMMIT FUND, INC.

                       ANNUAL REPORT / MANAGERS' OVERVIEW


AIM SUMMIT FUND UP STRONGLY DESPITE MARKET VOLATILITY

HOW DID AIM SUMMIT FUND PERFORM  DURING THE FISCAL YEAR?
AIM Summit Fund overcame short-term market volatility to continue its record of outstanding performance. For the fiscal year ended October 31, 2000, the fund returned 31.12% while its benchmark index, the S&P 500, returned 6.08%.
    The fund's performance for the entire fiscal year includes gains made in late 1999 and early 2000 when the stock market performed quite strongly; during the second half of the fiscal year, performance was affected by the sell-off in the technology sector and other market difficulties. Nonetheless, as of October 31, the fund outperformed the S&P 500 year-to-date and for one, three, five and 10 years. The fund's total net assets stood at $3.41 billion on October 31--an increase of $788 million over the year-ago level.

WHAT WERE THE MAJOR TRENDS IN THE FINANCIAL MARKETS?
U.S. stock markets were volatile for most of 2000, with significant sell-offs in March through May and again in August through October. In the spring, investors worried that the Federal Reserve Board (the Fed) would continue raising interest rates to slow torrid economic growth and to forestall inflation. The Fed raised the federal funds rate (the rate banks charge one another for overnight loans) from 6.0% to 6.5% in May--the sixth increase since June 1999. But with data showing that economic growth was slowing and that inflation was in check, the Fed kept rates unchanged at its June, August and October meetings.
    Early in 2000, investors became concerned that many technology stocks that had propelled the markets higher in 1999 might have become overvalued. In late summer and fall, rising oil prices and Middle East tensions made investors skittish, sparking a second major stock-market sell-off. Investors also became concerned about a string of corporate earnings warnings and disappointing third-quarter earnings announcements by a number of major corporations. Higher oil prices and a weak euro (the common currency adopted in 1999 by 11 European nations) negatively affected corporate profits.

HOW DID YOU RESPOND TO THIS VOLATILITY?
Over the course of the fiscal year, we significantly reduced the number of fund holdings from 138 to 88. Recent market volatility has transformed what was a broad bull market into very much of a stock-picker's market, making it all the more critical that fund managers constantly monitor developments affecting the fund's holdings. A smaller, more concentrated--but still well-diversified--portfolio allows us to do so.
    Market volatility caused many investors to reassess their risk tolerance and to move from growth stocks to value stocks. We did the same thing, increasing our value holdings and eliminating or reducing several of our growth holdings. Thus far in 2000, value stocks have outperformed growth stocks in every market-capitalization category.

WHAT SPECIFIC CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE FISCAL
YEAR?
We continued to focus on technology stocks, with more than half of the fund's portfolio focused on that sector. We believe that the technology revolution is a long-term trend, not a short-term phenomenon. We reduced some of our wireless holdings during the third quarter and virtually eliminated our communications-services stocks, which performed poorly. We reduced our consumer-cyclical holdings because we

                     -------------------------------------

                    MARKET VOLATILITY CAUSED MANY INVESTORS

                      TO REASSESS THEIR RISK TOLERANCE AND

                  TO MOVE FROM GROWTH STOCKS TO VALUE STOCKS.

                       WE DID THE SAME THING, INCREASING

                             OUR VALUE HOLDINGS...

                     -------------------------------------

FUND PERFORMANCE

FUND VS. INDEX

For the fiscal year ended 10/31/00,
excluding sales charges
================================================================================
AIM SUMMIT FUND     31.12%

S&P 500              6.08%
================================================================================

GROWTH OF NET ASSETS

in billions
================================================================================
10/31/99       $2.62

10/31/00       $3.41
================================================================================


          See important fund and index disclosures inside front cover.

                              AIM SUMMIT FUND, INC.

                       ANNUAL REPORT / MANAGERS' OVERVIEW

================================================================================

PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets

============================================================================================
TOP 10 EQUITY HOLDINGS                       TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------
 1. Corning Inc.                   4.09%      1. Communications Equipment            11.05%
 2. Brocade Communications                    2. Computers (Software & Services)     10.94
    Systems, Inc.                  3.73
 3. JDS Uniphase Corp.             3.70       3. Computers (Peripherals)              8.82
 4. Juniper Networks, Inc.         3.43       4. Computers (Networking)               8.12
 5. EMC Corp.                      3.34       5. Electronics
                                                 (Semiconductors)                     7.47
 6. Applied Micro Circuits Corp.   3.14       6. Financial (Diversified)              4.91
 7. Cisco Systems, Inc.            2.84       7. Oil & Gas (Drilling & Equipment)     3.72
 8. VERITAS Software Corp.         2.48       8. Biotechnology                        3.63
 9. CIENA Corp.                    2.12       9. Computers (Hardware)                 3.26
10. Health Management Associates,            10. Services (Data Processing)           2.94
    Inc. - Class A                 2.07

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
============================================================================================

                     -------------------------------------

                          INTEREST RATES SEEM TO HAVE

                       STABILIZED AS THE FED HAS TAKEN A

                      RESPITE FROM ITS STRING OF INTEREST-

                       RATE INCREASES, WHICH HAVE ROILED

                       THE MARKETS FOR MORE THAN A YEAR.

                     -------------------------------------

worried that the economic slowdown would eat into retail sales. Already some economic indicators are showing exactly that type of slowdown.
    In the value component of the portfolio, we liked financials, utilities, health care and energy--all of which performed well for the fund during the third quarter. Short- and long-term prospects for utility stocks look very positive as demand for electricity and natural gas shows no signs of abating. Electricity prices remain at or close to all-time highs across the country, and natural-gas and oil prices have remained very strong.

WHAT WERE SOME OF THE FUND'S MAJOR HOLDINGS AT THE CLOSE OF THE FISCAL YEAR? The fund's major holdings included:
o Corning, the world's leading manufacturer of fiber-optic cable, which it invented two decades ago. The company's Advanced Materials unit makes industrial and scientific products, including semiconductor materials.
o EMC, which provides hardware and software that helps companies store their ever-expanding oceans of digital information. EMC is the undisputed leader in the data-storage industry.
o Health Management Associates, one of the fund's value holdings, which operates more than 30 hospitals (including four psychiatric centers) in rural areas of 12 states. It upgrades facilities and recruits medical specialists to attract patients who previously would have had to travel to major cities for medical care.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
At the close of the fiscal year, we remained cautiously optimistic about the direction of the U.S. economy. While economic growth is slowing, the economy continues to grow at a sustainable pace. Unemployment dropped to 3.9% in September--matching a 30-year low. Consumer spending continues to grow, albeit at a somewhat more subdued pace than last year, and except for the potential threat of higher oil prices, inflation remains in check. Corporate profits, while declining, remain impressive; indeed, fourth-quarter profits among S&P 500 companies are expected to be up over year-ago levels. And the federal government's record $236 billion budget surplus for fiscal year 2000 will allow it to continue to retire debt and to reduce its future borrowing costs.
    Interest rates seem to have stabilized as the Fed has taken a respite from its string of interest-rate increases, which have roiled the markets for more than a year. However, because of a degree of uncertainty surrounding short-term economic trends and international developments, markets may continue to be volatile. In such an environment, investors would be well advised to remain diversified and maintain a long-term investment perspective.

                      -------------------------------------

                  HOW AIM SUMMIT FUND DEALS WITH VOLATILE TIMES

                   We viewed this year's market volatility as

                      a series of buying opportunities. In

                     managing the fund, we take a long-term

                    investment perspective that looks beyond

                     short-term market fluctuations. Because

                        shareholders make regular monthly

                   contributions through Plans I and Plans II,

                   we have a relatively stable cash flow that

                      allows us, on a regular basis, to buy

                       quality stocks that we believe have

                      above-average appreciation potential.

                      Momentary market weakness provides us

                    the opportunity to add quality stocks to

                      our portfolio at bargain prices. The

                    fund's steady cash flow also prevents us

                    from having to sell stocks we continue to

                     favor to meet shareholder redemptions.

                    And the portfolio's combination of growth

                         stocks and value stocks can be

                   advantageous when investor sentiment shifts

                     from one of those styles to the other.

                      -------------------------------------

          See important fund and index disclosures inside front cover.

                              AIM SUMMIT FUND, INC.

                       ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM SUMMIT FUND VS. BENCHMARK INDEX

10/31/90-10/31/00

in thousands
================================================================================

                      AIM Summit Fund               S&P 500

10/90                    $10,000                    $10,000
10/91                     14,175                     13,342
10/92                     15,379                     14,669
10/93                     17,880                     16,856
10/94                     17,986                     17,506
10/95                     23,570                     22,129
10/96                     27,248                     27,458
10/97                     35,022                     36,272
10/98                     38,343                     44,256
10/99                     54,747                     55,613
10/00                     71,820                     58,993

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. THE RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.
================================================================================

ABOUT THIS CHART
The chart compares the fund to a benchmark index. It is intended to give you an idea of how the fund performed compared to this index over the period 10/31/90-10/31/00.
    It is important to understand the differences between the fund and this index. An index measures the performance of a hypothetical portfolio. A market index such as the S&P 500 is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00

================================================================================
AIM SUMMIT FUND
  10 Years                          21.79%
  5 Years                           24.95
  1 Year                            31.12

PLANS I (INCLUDING MAXIMUM 8.5% SALES CHARGE)
  Inception (11/1/82)               15.55%
  10 Years                          20.72
  5 Years                           22.75
  1 Year                            19.97

PLANS II (INCLUDING MAXIMUM 3.33% SALES CHARGE)
  Inception (7/19/99)               17.90%
  1 Year                            26.75
================================================================================

BECAUSE SHARES OF AIM SUMMIT FUND ARE SOLD TO SUMMIT INVESTORS PLANS ("PLANS I" AND "PLANS II") WITHOUT THE IMPOSITION OF SALES CHARGES, FUND PERFORMANCE IN THE CHART AT LEFT INCLUDES FUND EXPENSES AND MANAGEMENT FEES BUT EXCLUDES SALES CHARGES. PERFORMANCE OF PLANS I AND PLANS II WILL DIFFER FROM FUND PERFORMANCE DUE TO THE IMPOSITION OF SALES CHARGES. FOR A COMPLETE EXPLANATION OF PLANS I AND PLANS II SALES CHARGES, PLEASE SEE THE INSIDE FRONT COVER.


                              AIM SUMMIT FUND, INC.

                        ANNUAL REPORT / FOR CONSIDERATION


WHY GOOD ECONOMIC NEWS SOMETIMES RATTLES MARKETS

You turn on your television and learn the nation's unemployment rate has dropped to its lowest level in decades. This latest tidbit of information enhances an already rosy economic picture. The economy is growing at a brisk pace, wages are rising and consumer spending is on the upswing.
    Later in the day, you hear that financial markets plummeted in reaction to the positive report on unemployment. Why in the world, you wonder, do markets act that way?
    Market observers often comment that "good news on Main Street is bad news on Wall Street." And on the surface, it would appear to be that way at times.

RAPID GROWTH CAN SPUR INFLATION
It's not because the markets are opposed to good economic news. It's because a major school of economic theory holds that when the economy grows too rapidly, it can lead to runaway inflation. For example, if unemployment is extremely low and wages are rising, companies have to pay more to hire and retain employees.
    To cover increases in labor costs, companies may have to raise prices of their goods and services. If prices are rising faster than wages, consumers are actually losing ground, even if their salaries are increasing.

FED MORE LIKELY TO RAISE INTEREST RATES
Moreover, when inflation looms as a threat, the Federal Reserve Board (the Fed) is more likely to raise interest rates to keep it in check. And when rumors abound that the central bank is about to tighten monetary policy, it can have a disquieting effect on financial markets.
    But if the Fed does raise interest rates slightly as a pre-emptive move against inflation, it's not necessarily a bad thing, even if it causes a short-term drop in markets. One well-known market analyst likened a modest interest-rate hike to a flu shot: while it can cause some temporary discomfort, it can prevent more serious malaise later. As Fed Chairman Alan Greenspan observed recently, "Modest pre-emptive actions can obviate the need for more drastic actions at a later date."
    In six separate moves during the year ended May 31, 2000, the central bank raised the federal funds rate--the rate banks charge each other for borrowing surplus reserves--from 4.75% to 6.50%. These moves were a bid to head off inflation, which has been very low in recent years, but threatened to re-emerge because of torrid economic growth.
    Stocks generally react negatively to a Fed interest-rate hike because it means higher borrowing costs for corporations, which can affect their profitability. Bonds also tend to decline in value when their coupons fall below prevailing interest rates.

[ART WORK]

RESPONSES OF MARKETS CAN BE A LITTLE SURPRISING
Sometimes the markets will greet a Fed rate increase with a collective yawn-that is, the actual announcement of a tightening in monetary policy has very little impact on stocks and bonds. Generally, in such cases, the markets have anticipated a Fed move in the preceding weeks and have adjusted stock and bond prices accordingly.
    Other times markets will actually rally after the Fed announces a rate increase, especially if it is more modest than expected. Such a phenomenon is often referred to as a "relief rally." The Standard & Poor's Composite Index of 500 Stocks (S&P 500) rose 1.57% on June 30 when the Fed raised rates.
    While past performance cannot guarantee comparable future results, in recent years, Fed rate hikes have only had a transitory impact on the markets. In such scenarios, it is advisable to remain focused on your long-term financial goals

                              AIM SUMMIT FUND, INC.

                        ANNUAL REPORT / FOR CONSIDERATION


and not get too concerned about temporary dips in stock and bond prices.

FED LOOKS AT A VARIETY OF ECONOMIC INDICATORS
In making decisions about interest rates, the Fed considers key economic data. Just as a dip in barometric pressure can signal a squall, changes in economic indicators can point to a shift in the economy and the markets. Here are some of the top indicators used by the Fed, economists, financial analysts and professional money managers to identify economic trends:

GROSS DOMESTIC PRODUCT (GDP)
GDP is the total value of all products and services produced in the country in a year. It's compiled quarterly by the U.S. Department of Commerce. GDP measures the pace of U.S. economic growth, and changes in this indicator can signal the direction of the economy. For example, a decline in the GDP for two consecutive quarters constitutes a recession. Drops in the GDP can cause equity and bond prices to fall, as investors become concerned about an economic slowdown. On the other hand, a steep spike in the GDP can signal that the economy is growing too fast, and higher inflation could ensue. Inflation, also known as rising prices, creates problems for consumers and the markets. In an inflationary environment, consumers must spend more money to buy the same amount of goods and services. When consumers buy less, the economy slows and markets decline. The markets usually react favorably to slight increases in the GDP, which indicate moderate, controlled growth.

HOUSING STARTS
Housing starts measures the construction of new single-family houses, townhouses and apartment buildings. Compiled monthly by the U.S. Department of Commerce, this figure is based on the number of new foundations dug. This indicator signals consumer confidence. If consumers feel financially secure, they're more likely to take on a mortgage. Home purchases also trigger other consumer spending (for sofas, lawnmowers, curtains, etc.). A moderate increase in housing starts usually bodes well for the markets. As with GDP, a sharp increase in housing starts can signal inflation.

CONSUMER PRICE INDEX (CPI)
Also called the cost-of-living index, the CPI measures the prices of products and services bought by typical consumers. Each month, the U.S. Bureau of Labor Statistics checks the prices of a specific basket of items, including food, clothing, transportation, shelter, utilities, healthcare and entertainment. The CPI is one of the government's main ways to gauge inflation, and changes in this indicator usually affect the markets. A sharp increase in the CPI can indicate inflation, while a moderate rise in CPI shows that inflation is under control. The core inflation rate is a separate indicator from CPI. The core rate excludes energy and food, which fluctuate seasonally and more sharply than other elements.

PRODUCER PRICE INDEX (PPI)
The Producer Price Index measures the price changes of manufactured goods that are ready to be distributed. Hikes in the PPI signal that retailers may soon raise prices to pass the increase to consumers. Rising prices signal inflation. Unlike the CPI, this index doesn't measure services.

CONSUMER CONFIDENCE INDEX (CCI)
The CCI measures how consumers feel about the economy, their job status and their finances. Consumer attitudes are important because consumer spending accounts for about two-thirds of the economy. To compile the index, The Conference Board conducts a monthly survey of 5,000 U.S. households. The survey asks questions about consumer attitudes, buying plans, present conditions and expectations for the future. A declining CCI usually means that Americans are tightening their purse strings. Decreased spending may mean slower economic growth.

THINKING LONG TERM
As an investor, you can better understand broad economic trends by watching these indicators. A word of caution: You shouldn't overhaul your portfolio every time there is a blip in consumer confidence. Indicators signal potential market fluctuations, and they can help you adjust your long-term strategy. As always, we suggest that you visit your financial adviser to determine whether any changes to your investment plan are necessary.


                              AIM SUMMIT FUND, INC.

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                      SHARES         VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-96.59%

BANKS (MAJOR REGIONAL)-0.45%

FleetBoston Financial Corp.            400,000   $   15,200,000
===============================================================

BANKS (MONEY CENTER)-1.44%

Bank of America Corp.                  590,000       28,356,875
---------------------------------------------------------------
Chase Manhattan Corp. (The)            460,000       20,930,000
===============================================================
                                                     49,286,875
===============================================================

BIOTECHNOLOGY-3.63%

Amgen Inc.(a)                          440,000       25,492,500
---------------------------------------------------------------
Celera Genomics(a)                     100,000        6,750,000
---------------------------------------------------------------
Genzyme Corp.(a)                       600,000       42,600,000
---------------------------------------------------------------
Human Genome Sciences, Inc.(a)         225,000       19,887,891
---------------------------------------------------------------
Incyte Genomics, Inc.(a)               300,000       10,987,500
---------------------------------------------------------------
Millennium Pharmaceuticals,
  Inc.(a)                              250,000       18,140,625
===============================================================
                                                    123,858,516
===============================================================

COMMUNICATIONS EQUIPMENT-11.05%

CIENA Corp.(a)                         688,000       72,326,000
---------------------------------------------------------------
Corning Inc.                         1,825,000      139,612,500
---------------------------------------------------------------
Finisar Corp.(a)                       990,000       28,524,375
---------------------------------------------------------------
JDS Uniphase Corp.(a)                1,550,000      126,131,250
---------------------------------------------------------------
Turnstone Systems, Inc.(a)             495,000       10,518,750
===============================================================
                                                    377,112,875
===============================================================

COMPUTERS (HARDWARE)-3.26%

Compaq Computer Corp.                  800,000       24,328,000
---------------------------------------------------------------
Handspring, Inc.(a)                    300,000       21,693,750
---------------------------------------------------------------
Palm, Inc.(a)                          716,000       38,350,750
---------------------------------------------------------------
Sun Microsystems, Inc.(a)              243,000       26,942,625
===============================================================
                                                    111,315,125
===============================================================

COMPUTERS (NETWORKING)-8.12%

Cisco Systems, Inc.(a)               1,800,000       96,975,000
---------------------------------------------------------------
Exodus Communications, Inc.(a)         900,000       30,206,250
---------------------------------------------------------------
Juniper Networks, Inc.(a)              600,000      117,000,000
---------------------------------------------------------------
VeriSign, Inc.(a)                      250,000       33,000,000
===============================================================
                                                    277,181,250
===============================================================

COMPUTERS (PERIPHERALS)-8.82%

Brocade Communications Systems,
  Inc.(a)                              560,000      127,330,000
---------------------------------------------------------------
EMC Corp.(a)                         1,280,000      114,000,000
---------------------------------------------------------------
Network Appliance, Inc.(a)             500,000       59,500,000
===============================================================
                                                    300,830,000
===============================================================

COMPUTERS (SOFTWARE & SERVICES)-10.94%

Adobe Systems Inc.                     400,000       30,425,000
---------------------------------------------------------------
Ariba, Inc.(a)                         200,000       25,275,000
---------------------------------------------------------------
BEA Systems, Inc.(a)                   500,000       35,875,000
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

BMC Software, Inc.(a)                1,041,000   $   21,145,312
---------------------------------------------------------------
Computer Associates International,
  Inc.                                 945,000       30,121,875
---------------------------------------------------------------
Inktomi Corp.(a)                       300,000       19,031,250
---------------------------------------------------------------
Microsoft Corp.(a)                     400,000       27,550,000
---------------------------------------------------------------
Oracle Corp.(a)                      2,000,000       66,000,000
---------------------------------------------------------------
Siebel Systems, Inc.(a)                270,000       28,333,125
---------------------------------------------------------------
VERITAS Software Corp.(a)              600,000       84,609,375
---------------------------------------------------------------
WatchGuard Technologies, Inc.(a)       100,000        5,000,000
===============================================================
                                                    373,365,937
===============================================================

DISTRIBUTORS (FOOD & HEALTH)-1.41%

McKesson HBOC, Inc.                  1,710,000       47,986,875
===============================================================

ELECTRIC COMPANIES-1.38%

PG&E Corp.                           1,210,000       32,594,375
---------------------------------------------------------------
Southern Energy, Inc.(a)               529,800       14,437,050
===============================================================
                                                     47,031,425
===============================================================

ELECTRICAL EQUIPMENT-1.33%

General Electric Co.                   450,000       24,665,625
---------------------------------------------------------------
Koninklijke (Royal) Philips
  Electronics N.V.-ADR
  (Netherlands)                        514,880       20,563,020
===============================================================
                                                     45,228,645
===============================================================

ELECTRONICS
  (INSTRUMENTATION)-0.61%

Alpha Industries, Inc.(a)              233,000        9,290,875
---------------------------------------------------------------
Newport Corp.                          100,000       11,420,312
===============================================================
                                                     20,711,187
===============================================================

ELECTRONICS (SEMICONDUCTORS)-7.47%

Applied Micro Circuits Corp.(a)      1,400,000      107,012,500
---------------------------------------------------------------
Maxim Integrated Products, Inc.(a)     200,000       13,262,500
---------------------------------------------------------------
Microchip Technology Inc.(a)           270,000        8,538,750
---------------------------------------------------------------
PMC-Sierra, Inc. (Canada)(a)           400,000       67,800,000
---------------------------------------------------------------
SDL, Inc.(a)                           225,000       58,331,250
===============================================================
                                                    254,945,000
===============================================================

EQUIPMENT (SEMICONDUCTOR)-1.63%

Broadcom Corp.-Class A(a)              250,000       55,593,750
===============================================================

FINANCIAL (DIVERSIFIED)-4.91%

American Express Co.                   132,000        7,920,000
---------------------------------------------------------------
AXA Financial, Inc.                    428,000       23,138,750
---------------------------------------------------------------
Citigroup Inc.                         516,666       27,189,548
---------------------------------------------------------------
Freddie Mac                            987,000       59,220,000
---------------------------------------------------------------
MGIC Investment Corp.                  735,000       50,071,875
===============================================================
                                                    167,540,173
===============================================================

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.59%

Genentech, Inc.(a)                     246,000       20,295,000
===============================================================

                                                     MARKET
                                      SHARES         VALUE
HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-0.44%

Pfizer Inc.                            343,750   $   14,845,703
===============================================================

HEALTH CARE (HOSPITAL
  MANAGEMENT)-2.07%

Health Management Associates,
  Inc.-Class A(a)                    3,564,000       70,611,750
===============================================================

HEALTH CARE (MANAGED CARE)-2.49%

Oxford Health Plans, Inc.(a)           800,000       27,000,000
---------------------------------------------------------------
UnitedHealth Group Inc.                530,000       57,968,750
===============================================================
                                                     84,968,750
===============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-2.48%

Beckman Coulter, Inc.                  290,000       20,318,125
---------------------------------------------------------------
PE Corp-PE Biosystems Group            550,000       64,350,000
===============================================================
                                                     84,668,125
===============================================================

INSURANCE (LIFE/HEALTH)-0.89%

UnumProvident Corp.                  1,075,000       30,368,750
===============================================================

INSURANCE (MULTI-LINE)-0.95%

American International Group, Inc.     330,905       32,428,690
===============================================================

INSURANCE
  (PROPERTY-CASUALTY)-1.02%

XL Capital Ltd.-Class A (Bermuda)      455,000       34,978,125
===============================================================

INSURANCE BROKERS-1.56%

Aon Corp.                            1,285,000       53,247,187
===============================================================

INVESTMENT BANKING/BROKERAGE-0.61%

Morgan Stanley Dean Witter & Co.       259,000       20,800,938
===============================================================

INVESTMENT MANAGEMENT-1.18%

Stilwell Financial, Inc.               900,000       40,331,250
===============================================================

LEISURE TIME (PRODUCTS)-0.98%

Mattel, Inc.                         2,590,000       33,508,125
===============================================================

MANUFACTURING (SPECIALIZED)-0.82%

Parker-Hannifin Corp.                  678,000       28,052,250
===============================================================

NATURAL GAS-0.58%

Dynegy Inc.-Class A                    430,000       19,914,375
===============================================================

OIL & GAS (DRILLING &
  EQUIPMENT)-3.72%

BJ Services Co.(a)                     400,000       20,975,000
---------------------------------------------------------------
Diamond Offshore Drilling, Inc.        570,000       19,700,625
---------------------------------------------------------------
ENSCO International Inc.               730,000       24,272,500
---------------------------------------------------------------
Schlumberger Ltd.                      319,000       24,283,875
---------------------------------------------------------------
Transocean Sedco Forex Inc.            711,536       37,711,408
===============================================================
                                                    126,943,408
===============================================================

                                                     MARKET
                                      SHARES         VALUE
RETAIL (FOOD CHAINS)-1.33%

Kroger Co. (The)(a)                  2,006,000   $   45,260,375
===============================================================

RETAIL (GENERAL MERCHANDISE)-0.80%

Target Corp.                           500,000       13,812,500
---------------------------------------------------------------
Wal-Mart Stores, Inc.                  300,000       13,612,500
===============================================================
                                                     27,425,000
===============================================================

RETAIL (SPECIALTY-APPAREL)-0.21%

Gap, Inc. (The)                        280,000        7,227,500
===============================================================

SERVICES
  (ADVERTISING/MARKETING)-0.41%

Omnicom Group Inc.                     150,000       13,837,500
===============================================================

SERVICES (COMMERCIAL &
  CONSUMER)-1.61%

H&R Block, Inc.                        725,000       25,873,438
---------------------------------------------------------------
IMS Health Inc.                      1,225,000       28,940,625
===============================================================
                                                     54,814,063
===============================================================

SERVICES (COMPUTER SYSTEMS)-0.97%

SunGard Data Systems Inc.(a)           650,000       33,231,250
===============================================================

SERVICES (DATA PROCESSING)-2.94%

Ceridian Corp.(a)                    1,397,000       34,925,000
---------------------------------------------------------------
Equifax Inc.                           675,000       23,287,500
---------------------------------------------------------------
First Data Corp.                       837,000       41,954,625
===============================================================
                                                    100,167,125
===============================================================

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.20%

Phone.com, Inc.(a)                      75,000        6,942,188
===============================================================

WASTE MANAGEMENT-1.29%

Waste Management, Inc.               2,206,000       44,120,000
===============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $2,151,363,843)                             3,296,175,060
===============================================================

MONEY MARKET FUNDS-3.52%

STIC Liquid Assets Portfolio(b)     60,157,980       60,157,980
---------------------------------------------------------------
STIC Prime Portfolio(b)             60,157,980       60,157,980
===============================================================
    Total Money Market Funds (Cost
      $120,315,960)                                 120,315,960
===============================================================
TOTAL INVESTMENTS-100.11% (Cost
  $2,271,679,803)                                 3,416,491,020
===============================================================
LIABILITIES LESS OTHER
  ASSETS-(0.11%)                                     (3,882,363)
===============================================================
NET ASSETS-100.00%                               $3,412,608,657
_______________________________________________________________
===============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.

(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000

ASSETS:

Investments, at market value (cost
  $2,271,679,803)                              $3,416,491,020
-------------------------------------------------------------
Receivables for:
  Investments sold                                 17,693,938
-------------------------------------------------------------
  Fund shares sold                                     96,154
-------------------------------------------------------------
  Dividends                                         1,243,270
-------------------------------------------------------------
Investment for deferred compensation plan              63,151
=============================================================
    Total assets                                3,435,587,533
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                            19,097,686
-------------------------------------------------------------
  Fund shares reacquired                              346,844
-------------------------------------------------------------
  Deferred compensation plan                           63,151
-------------------------------------------------------------
Accrued advisory fees                               1,836,834
-------------------------------------------------------------
Accrued administrative services fees                   17,292
-------------------------------------------------------------
Accrued distribution fees                             896,588
-------------------------------------------------------------
Accrued transfer agent fees                           457,073
-------------------------------------------------------------
Accrued operating expenses                            263,408
=============================================================
    Total liabilities                              22,978,876
=============================================================
Net assets applicable to shares outstanding    $3,412,608,657
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Outstanding                                       149,573,401
_____________________________________________________________
=============================================================
Net asset value and redemption price per
  share                                        $        22.82
_____________________________________________________________
=============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $115,665)                                     $ 13,887,280
------------------------------------------------------------
Dividends from affiliated money market funds       6,744,293
------------------------------------------------------------
Interest                                              46,600
============================================================
    Total investment income                       20,678,173
============================================================

EXPENSES:

Advisory fees                                     21,588,582
------------------------------------------------------------
Administrative services fees                         202,032
------------------------------------------------------------
Custodian fees                                       238,096
------------------------------------------------------------
Distribution fees                                  2,984,633
------------------------------------------------------------
Transfer agent fees                                1,021,646
------------------------------------------------------------
Trustees' fees                                        17,807
------------------------------------------------------------
Other                                                728,931
============================================================
    Total expenses                                26,781,727
============================================================
Less: Fees waived and expenses reimbursed         (2,073,825)
------------------------------------------------------------
    Expenses paid indirectly                         (71,536)
============================================================
    Net expenses                                  24,636,366
============================================================
Net investment income (loss)                      (3,958,193)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          591,407,614
------------------------------------------------------------
  Foreign currencies                                 167,086
------------------------------------------------------------
  Option contracts written                           262,377
============================================================
                                                 591,837,077
============================================================
Change in net unrealized appreciation of:
  Investment securities                          227,496,072
============================================================
Net gain from investment securities, foreign
  currencies and option contracts                819,333,149
============================================================
Net increase in net assets resulting from
  operations                                    $815,374,956
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 2000 and 1999

                                                                   2000              1999
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $   (3,958,193)   $     (139,035)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                              591,837,077       418,534,180
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                   227,496,072       367,176,021
==============================================================================================
    Net increase in net assets resulting from operations         815,374,956       785,571,166
==============================================================================================
Distributions to shareholders from net investment income:
  Fund Shares                                                             --        (4,242,441)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Fund Shares                                                   (413,693,117)     (112,082,098)
----------------------------------------------------------------------------------------------
  Class II                                                          (242,393)               --
----------------------------------------------------------------------------------------------
Share transactions-net
  Fund Shares*                                                   388,268,681       124,655,784
----------------------------------------------------------------------------------------------
  Class II*                                                       (1,714,479)          680,370
==============================================================================================
    Net increase in net assets                                   787,993,648       794,582,781
==============================================================================================

NET ASSETS:

  Beginning of year                                            2,624,615,009     1,830,032,228
==============================================================================================
  End of year                                                 $3,412,608,657    $2,624,615,009
______________________________________________________________________________________________
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $1,700,090,037    $1,290,320,756
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (117,104)          (94,294)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and option contracts          567,824,507       417,073,402
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities             1,144,811,217       917,315,145
==============================================================================================
                                                              $3,412,608,657    $2,624,615,009
______________________________________________________________________________________________
==============================================================================================

* Effective as of the open of business July 24, 2000, pursuant to a Plan of Recapitalization as approved by the shareholders on May 3, 2000, all outstanding shares of Class II shares were converted to Class I shares of the Fund which were renamed to common stock ("Fund Shares").

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Summit Fund (the "Fund") is organized as a Delaware business trust ("Trust") registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund was previously organized as AIM Summit Fund, Inc. ("ASF"), a Maryland corporation. Pursuant to an Agreement and Plan of Reorganization (the "Reorganization"), approved by the Board of Directors of ASF on February 3, 2000 and by the shareholders of ASF at a Special Meeting held on May 3, 2000, ASF was reorganized as the Fund on July 24, 2000. Prior to the Reorganization and pursuant to a Plan of Recapitalization, the Class II shares of the Fund were converted into Class I shares and the name of Class I shares was changed to common stock ("Fund Shares"). The Fund's investment objective is growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $3,935,383, undistributed net realized gains decreased by $27,150,462 and paid in capital increased by $23,215,079 as a result of differences due to utilization of a portion of the proceeds from redemptions as distributions for federal income tax purposes, foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the first $10 million of the Fund's average daily net assets, plus 0.75% of the next $140 million of the Fund's average daily net assets and 0.625% of the Fund's average daily net assets in excess of $150 million. During the year ended October 31, 2000, AIM reimbursed expenses of $104,602.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $202,032 for such services.
  Effective March 13, 2000, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the period, March 13, 2000 through October 31, 2000, AFS was paid $3,330 for such services.
  The Fund has entered into a Distribution Agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund as amended, effective July 24, 2000. The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's shares (the "Distribution Plan"). The Fund, pursuant to the Distribution Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the Fund's average daily net assets of Fund Shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of Fund Shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Fund Shares of the Fund. Any amounts not paid as a service fee under the Distribution Plan would constitute an asset-based sales charge. The Distribution Plan also imposes a cap on the total sales charges, including asset-based sales charges that may be paid by fund shares. Pursuant to a Plan of Recapitalization, effective July 24, 2000, the distribution plan fees are accrued at the annual rate of 0.10% of the average daily net assets of the Fund attributable to shares held by AIM Summit Investors Plans I, and the distribution fees are accrued at the annual rate of 0.30% of the average daily net assets of the Fund attributable to all other assets of the Fund. Currently, substantially all of the assets of the Fund are attributable to shares held by AIM Summit Investors Plans I. As a result, the blended distribution rate currently is at the annual rate of 0.10% of the average daily net assets of the Fund. During the year ended October 31, 2000, the Fund Shares paid AIM Distributors $1,015,410 as compensation under the Plan. AIM Distributors has contractually agreed to limit payment of Rule 12b-1 plan fees on shares held through AIM Summit Investors Plans II. As a result, during the period July 24, 2000 through October 31, 2000, AIM Distributors waived distribution fees of $1,969,223.
  During the year ended October 31, 2000, the Fund paid legal fees of $9,232 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.
  Substantially all shares of the Fund are held of record by State Street Bank and Trust Company as custodian for AIM Summit Investors Plans I and II, unit investments trusts that are sponsored by AIM Distributors.
  Certain officers and directors of the Fund are officers of AIM and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in custodian and transfer agent fees of $61,963 and $9,573, respectively, under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $71,536.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $3,201,764,969 and $3,269,895,059, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $1,221,972,078
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (91,568,431)
==========================================================
Net unrealized appreciation of investment
  securities                                $1,130,403,647
__________________________________________________________
==========================================================
Cost of investments for tax purposes is $2,286,087,373.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2000 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                   ----------------------
                                   NUMBER OF    PREMIUMS
                                   CONTRACTS    RECEIVED
                                   ---------    ---------
Beginning of year                       --      $      --
---------------------------------------------------------
Written                              1,300        577,573
---------------------------------------------------------
Closed                              (1,300)      (577,573)
=========================================================
End of year                             --      $      --
_________________________________________________________
=========================================================

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2000 and 1999 were as follows:

                                                                         2000                            1999
                                                             ----------------------------    ----------------------------
                                                               SHARES          AMOUNT          SHARES          AMOUNT
                                                             -----------    -------------    -----------    -------------
Sold:
  Fund Shares*                                                16,280,314    $ 359,627,148     13,483,892    $ 237,827,156
-------------------------------------------------------------------------------------------------------------------------
  Class II**                                                     444,340       10,007,347         36,977          708,414
=========================================================================================================================
Issued as reinvestment of dividends:
  Fund Shares*                                                19,233,048      383,508,426      7,006,133      112,308,495
-------------------------------------------------------------------------------------------------------------------------
  Class II**                                                      12,204          242,393             --               --
=========================================================================================================================
Conversion of Class II shares to Class I shares*:
  Fund Shares*                                                   458,716       11,311,931             --               --
-------------------------------------------------------------------------------------------------------------------------
  Class II**                                                    (462,288)     (11,311,931)            --               --
=========================================================================================================================
Reacquired:
  Fund Shares*                                               (16,517,177)    (366,178,824)   (12,707,834)    (225,479,867)
-------------------------------------------------------------------------------------------------------------------------
  Class II**                                                     (29,760)        (652,288)        (1,473)         (28,044)
=========================================================================================================================
                                                              19,419,397    $ 386,554,202      7,817,695    $ 125,336,154
_________________________________________________________________________________________________________________________
=========================================================================================================================

* Effective as of the open of business July 24, 2000, pursuant to a Plan of Recapitalization as approved by the shareholders on May 3, 2000, all outstanding shares of Class II shares were converted to Class I shares of the Fund which were renamed to common stock ("Fund Shares").

** Class II shares commenced sales on July 19, 1999. Class II share activity for the period November 1, 1999 through July 23, 2000.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                 2000             1999          1998          1997          1996
                                                              ----------       ----------    ----------    ----------    ----------
Net asset value, beginning of period                          $    20.17       $    14.96    $    15.15    $    12.99    $    12.14
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.03)              --          0.03          0.02          0.04
-----------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            5.85             6.16          1.23          3.34          1.69
===================================================================================================================================
    Total from investment operations                                5.82             6.16          1.26          3.36          1.73
===================================================================================================================================
Less distributions:
  Dividends from net investment income                                --            (0.04)        (0.02)        (0.03)        (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (3.17)           (0.91)        (1.43)        (1.17)        (0.85)
===================================================================================================================================
    Total distributions                                            (3.17)           (0.95)        (1.45)        (1.20)        (0.88)
===================================================================================================================================
Net asset value, end of period                                $    22.82       $    20.17    $    14.96    $    15.15    $    12.99
___________________________________________________________________________________________________________________________________
===================================================================================================================================
Total return(a)                                                    31.12%           42.79%         9.49%        28.53%        15.61%
___________________________________________________________________________________________________________________________________
===================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $3,412,609       $2,624,615    $1,830,032    $1,650,234    $1,261,008
___________________________________________________________________________________________________________________________________
===================================================================================================================================
Ratio of expenses to average net assets                             0.72%(b)(c)      0.67%         0.67%         0.68%         0.70%
___________________________________________________________________________________________________________________________________
===================================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.11)%(c)       (0.01)%        0.23%         0.11%         0.29%
___________________________________________________________________________________________________________________________________
===================================================================================================================================
Portfolio turnover rate                                               98%              92%           83%           88%          118%
___________________________________________________________________________________________________________________________________
===================================================================================================================================

(a) Does not include sales charges.

(b) After fee waivers and/or expense reimbursements. Ratio of expenses to average daily net assets prior to fee waivers and/or expense reimbursements was 0.78%.

(c) Ratios are based on average daily net assets of $3,416,529,078.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Trustees
                       AIM Summit Fund:

                       We have audited the accompanying statement of assets and liabilities of the AIM Summit Fund, including the schedule of investments, as of October 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with auditing
                       standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Summit Fund, Inc. as of October 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                       KPMG LLP

                       December 6, 2000
                       Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Summit Fund, Inc., a Maryland corporation (the "Fund"), reorganized as AIM Summit Fund, a Delaware business trust (the "Trust"), was held on May 3, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2) To approve the adoption of a Distribution Plan for the Class I Shares of the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

(3) To approve a Plan of Recapitalization pursuant to which the Charter of the fund would be amended to reclassify the Class II Shares of the fund as Class I shares of the fund.

(4)* To approve an Agreement and Plan of Reorganization which provided for the reorganization of the fund as a Delaware business trust.

(5) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(6)  To approve changing the fundamental investment restrictions of the fund.

(7) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

    The results of the voting on the above matters were as follows:

                                                                                      VOTES       WITHHELD/
        DIRECTORS/MATTER                                               VOTES FOR     AGAINST     ABSTENTIONS
        ----------------                                              -----------   ----------   -----------
(1)*    Charles T. Bauer............................................  146,574,147          N/A    2,676,916
        Bruce L. Crockett...........................................  147,131,068          N/A    2,119,995
        Owen Daly II................................................  146,801,443          N/A    2,449,620
        Edward K. Dunn, Jr. ........................................  147,011,830          N/A    2,239,233
        Jack M. Fields..............................................  147,057,267          N/A    2,193,796
        Carl Frischling.............................................  146,635,563          N/A    2,615,500
        Robert H. Graham............................................  147,020,276          N/A    2,230,787
        Prema Mathai-Davis..........................................  146,243,579          N/A    3,007,484
        Lewis F. Pennock............................................  146,950,184          N/A    2,300,879
        Louis S. Sklar..............................................  147,018,376          N/A    2,232,687
(2)     Approval of a Distribution Plan for the Class I shares of
        the fund....................................................  130,035,712   14,983,249    4,232,102
(3)     Approval of a Plan of Recapitalization to reclassify the
        Class II shares of the Fund's common stock as Class I
        shares......................................................  134,034,371   10,739,321    4,477,371
(4)*    Approval of an Agreement and Plan of Reorganization to
        reorganize the Fund as a Delaware business trust............  136,679,911    7,741,246    4,829,906
(5)     Approval of a new Master Investment Advisory Agreement with
        A I M Advisors, Inc.........................................  140,044,721    4,898,247    4,308,095
(6)(a)  Approval of changing the Fundamental Restriction on Issuer
        Diversification.............................................  136,191,921    6,870,612    6,188,530
(6)(b)  Approval of changing the Fundamental Restriction on
        Borrowing Money and Issuing Senior Securities...............  132,136,737   11,129,241    5,985,085
(6)(c)  Approval of changing the Fundamental Restriction on
        Underwriting Securities.....................................  135,094,806    8,060,658    6,095,599
(6)(d)  Approval of changing the Fundamental Restriction on Industry
        Concentration...............................................  135,191,741    8,142,181    5,917,141
(6)(e)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Real Estate and Elimination of
        Fundamental Restriction on Investments in Oil, Gas or other
        Mineral Exploration or Development Programs.................  133,081,455   10,102,811    6,066,797
(6)(f)  Approval of changing the Fundamental Restriction on
        Purchasing or Selling Commodities and Elimination of
        Fundamental Restriction on Puts and Calls...................  129,995,433   13,083,037    6,172,593
(6)(g)  Approval of changing the Fundamental Restriction on Making
        Loans.......................................................  129,040,016   13,802,145    6,408,902
(6)(h)  Approval of the Elimination of Fundamental Restriction on
        Margin Transactions.........................................  126,510,608   16,379,913    6,360,542
(6)(i)  Approval of the Elimination of Fundamental Restriction on
        Short Sales of Securities...................................  129,839,341   13,248,648    6,163,074
(6)(j)  Approval of the Elimination of Fundamental Restriction on
        Investing for the Purpose of Control........................  132,956,245    9,873,152    6,421,666
(6)(k)  Approval of the Elimination of Fundamental Restriction on
        Purchasing Securities of Issuers in which Officers and
        Directors of the Fund and its Affiliates Own Securities.....  129,044,382   14,023,567    6,183,114
(7)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................  143,414,772    1,805,678    4,030,613

---------------

* Proposals 1 and 4 required approval by a combined vote of all the portfolios of AIM Summit Fund, Inc.

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Fund and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                                 OFFICERS                                     OFFICE OF THE FUND
Robert H. Graham                                  Robert H. Graham                             11 Greenway Plaza
Chairman, President and                           Chairman and President                       Suite 100
Chief Executive Officer                                                                        Houston, TX 77046
A I M Management Group Inc.                       Carol F. Relihan
                                                  Senior Vice President and Secretary          INVESTMENT ADVISOR
Bruce L. Crockett
Director                                          Gary T. Crum                                 A I M Advisors, Inc.
ACE Limited;                                      Senior Vice President                        11 Greenway Plaza
Formerly Director, President, and                                                              Suite 100
Chief Executive Officer                           Edgar M. Larsen                              Houston, TX 77046
COMSAT Corporation                                Vice President
                                                                                               TRANSFER AGENT
Owen Daly II                                      Dana R. Sutton
Formerly Director                                 Vice President and Treasurer                 AIM Fund Services, Inc.
Cortland Trust Inc.                                                                            P.O. Box 4739
                                                  Melville B. Cox                              Houston, Tx 77210-4739
Albert R. Dowden                                  Vice President
Chairman of the Board of Directors,                                                            CUSTODIAN
The Cortland Trust and DHJ Media, Inc.; and       Mary J. Benson
Director, Magellan Insurance Company,             Assistant Vice President and                 State Street Bank and Trust Company
Formerly Director, President and                  Assistant Treasurer                          225 Franklin Street
Chief Executive Officer,                                                                       Boston, MA 02110
Volvo Group North America, Inc.; and              Sheri Morris
Senior Vice President, AB Volvo                   Assistant Vice President and                 COUNSEL TO THE FUND
                                                  Assistant Treasurer
Edward K. Dunn Jr.                                                                             Ballard Spahr
Chairman, Mercantile Mortgage Corp.;              Jim A. Coppedge                              Andrews & Ingersoll, LLP
Formerly Vice Chairman and President,             Assistant Secretary                          1735 Market Street
Mercantile-Safe Deposit & Trust Co.; and                                                       Philadelphia, PA 19103
President, Mercantile Bankshares                  Renee A. Friedli
                                                  Assistant Secretary                          COUNSEL TO THE TRUSTEES
Jack Fields
Chief Executive Officer                           P. Michelle Grace                            Kramer, Levin, Naftalis & Frankel LLP
Twenty First Century, Inc.;                       Assistant Secretary                          919 Third Avenue
Formerly Member                                                                                New York, NY 10022
of the U.S. House of Representatives              Nancy L. Martin
                                                  Assistant Secretary                          DISTRIBUTOR
Carl Frischling
Partner                                           Ofelia M. Mayo                               A I M Distributors, Inc.
Kramer, Levin, Naftalis & Frankel LLP             Assistant Secretary                          11 Greenway Plaza
                                                                                               Suite 100
Prema Mathai-Davis                                Lisa A. Moss                                 Houston, TX 77046
Formerly Chief Executive                          Assistant Secretary
Officer, YWCA of the U.S.A.                                                                    AUDITORS
                                                  Kathleen J. Pflueger
Lewis F. Pennock                                  Assistant Secretary                          KPMG LLP
Partner                                                                                        700 Louisiana
Pennock & Cooper                                                                               Houston, TX 77002

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2000, 16.06% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $377,089,800 for the Fund's tax year ended October 31, 2000 of which 100% is 20% rate gain.

                                                     -------------------------
                                                            BULK RATE
                                                           U.S. POSTAGE
                                                              PAID
                                                           HOUSTON, TX
                                                         PERMIT NO. 1919
                                                     -------------------------

                                                                      SUM-AR-1